DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Troika Dialog Russia Fund finished the first six months of 1998 with a negative total return of 60.1%* versus a negative total return of 61.9% for the Russian Trading System ("RTS") Index. The average emerging market fund according to Lipper Analytical Services, Inc. lost 15.6% over the same period.

     The Russian equity market has been the worst performing emerging market thus far in 1998. The Russian market began to decline after the initiation of the turmoil in the Asian markets, but continued to decline after many of the Asian markets began to recover. There are a number of interrelated factors which contributed to this continuing decline. First, political uncertainty increased dramatically in the first quarter when President Yeltsin abruptly dismissed the entire government. His nominee for Prime Minister, Sergie Kiriyenko, was at the time a relative unknown with little political experience. The subsequent nomination process was lengthy and contentious; progress on most reform initiatives, including a new tax code, already slow, was brought to an abrupt halt during this change in government. In the meantime, the world price of oil, Russia's number one export, fell significantly, causing a sharp deterioration in Russia's trade balance. Low tax collections associated with an archaic tax code combined with a worsening trade picture and ongoing high government expenditures threatened to undermine the Russian government's ability to improve its fiscal situation. Finally, anticipation of a slowdown in the global economy caused in part by developments in Asia has hurt Russia's growth prospects. Combined, these factors eliminated any near term prospects for continuation of the economic recovery begun in 1997.

     Investors, already jittery from events in other emerging markets, began to leave the Russian fixed income and equity markets. Russia was forced to dip into its foreign exchange reserves to meet maturities in the short-term government treasury bill market. As the reserves declined, concerns about a devaluation of the ruble increased. Russia turned to foreign lenders and specifically the International Monetary Fund ("IMF") for loans to bolster its reserves to restore investor confidence and prevent a devaluation of the ruble.

     Given Russia's inconsistent record in complying with IMF loan conditions in the past, the IMF was reluctant to unconditionally grant new financing to Russia. As negotiations dragged on, conditions in Russia worsened: equity markets dropped further each day and redemptions in the debt market continued to increase. The government was forced to raise interest rates to as high as 150% to stem the flow of funds from the treasury bill market. Still, the government was forced to dip into its reserves on a weekly basis to meet ongoing maturities. At the same time, striking students and miners reflected the increasing frustration of the population.

     In response to the deteriorating situation, the Russian government in July unveiled an austerity program designed to solve its financial problems. After reviewing the program, the IMF in late July, approved a financial support package for the Russian government which, in total amounted to more than $22 billion.

     This package, to be paid out over time, is conditioned on specific targets for revenues, expenditures, and the like. The first tranche of $5.6 billion has already been reduced to $4.8 billion in light of the Duma's failure to pass certain austerity measures. However, the $0.8 billion difference could be paid out as the Duma takes further actions when it reconvenes after the summer recess.

     The recent devaluation of the ruble demonstrates that financial support packages alone cannot solve Russia's problems. Russia's problems will be solved through the successful implementation of its austerity program. There is good reason to be optimistic. The current government is regarded as the most reformist Russia has had to date. The government is firmly committed to the reformist agenda and has been very strongly supported by President Yeltsin at every step. The financial support package provided by international financial institutions together with the decision by the government to devalue the ruble and reschedule its short-term debt should give the Russian government time to implement its austerity program, but there is no doubt in anyone's mind (including that of the Duma) that Russia must implement reforms to resolve its problems. All parties are equally aware that further financing packages from international sources are very unlikely if Russia does not implement these reforms. Finally, Russia has proven itself to be very capable in implementing other reforms (monetary policy and the like) and the current government has received high marks for its handling of the current crisis. We feel that the next two to three months will give a better indication of how successful the government will be in implementing reforms.

     During these rather tumultuous times, we have kept the Fund's portfolio very liquid. Cash has been increased to as high as 35% of the portfolio with most of that cash invested in U.S. treasury bills. The equity portion of the portfolio remains concentrated in larger blue chip stocks across the three main sectors (oil and gas, utilities, and telecommunications). We believe that these stocks could be the first to outperform as the market recovers. We believe demographic trends support the consumer sector.

     Although we expect continued volatility over the short-term, we remain confident in the long-term prospects for Russia and for the Fund.

     We appreciate the support of our shareholders and are happy to respond to your questions and comments. Please feel free to call us at 1-800-526-0056.


                                  Sincerely,


[GRAPHIC OMITTED]     [GRAPHIC OMITTED]         [GRAPHIC OMITTED]
Gavin Rankin          Richard M. Hisey, CFA     Robert M. DeMichele
Portfolio Manager     Portfolio Manager         President
August, 1998          August, 1998              August, 1998


* -62.38% and -20.15% are the one year and since commencement (7/3/96) average annual standard total returns, respectively, for the period ended June 30, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)


  NUMBER
    OF                                             VALUE
  SHARES                   SECURITY               (NOTE 1)
------------------------------------------------------------
              COMMON & PREFERRED STOCKS: 76.9%
              AEROSPACE & DEFENSE: 0.2%
32,500,000    Aviastar1,2  .....................  $   97,500
                                                  ----------
              AIRLINES: 1.6%
     7,700    Aeroflot1,2  .....................     500,500
 8,000,000    Tyumen Avia Trans2 ...............     240,000
                                                  ----------
                                                     740,500
                                                  ----------
              AUTO PARTS: 0.0%
     2,500    Bor Glass1,2 .....................      18,150
                                                  ----------
              AUTO TRUCKS & PARTS: 4.0%
              COMMON STOCK
    23,700    Gorkovsky Auto Plant2 ............   1,659,000
                                                  ----------
              PREFERRED STOCK
    10,000    Gorkovsky Auto Plant1,2  .........     150,000
                                                  ----------
               TOTAL AUTO TRUCKS & PARTS  ......   1,809,000
                                                  ----------
              BANKING: 0.4%
   103,800    Inkombank (ADR) ..................     207,600
                                                  ----------
              BREWERS: 6.1%
       200    Baltika Brewery1,2 ...............     105,292
   209,700    Sun Brewing (GDR)2 ...............   2,673,675
                                                  ----------
                                                   2,778,967
                                                  ----------
              BUILDING MATERIALS: 0.2%
    38,000    Alfa Cement1,2  ..................      82,726
                                                  ----------
              FOOD WHOLESALERS: 0.2%
    28,160    Krasny Oktyabr2 ..................      98,560
                                                  ----------
              FOODS: 0.2%
    23,800    Samson1,2 ........................      90,440
                                                  ----------
              MACHINERY: 1.1%
    67,000    Electrosila2 .....................      93,800
    15,000    Izhorskie Zavody2  ...............     221,100
   850,000    Krasny Kotelschik1,2  ............      22,950
    50,000    Zvezda1,2 ........................     165,700
                                                  ----------
                                                     503,550
                                                  ----------
              MEDICAL EQUIPMENT: 0.1%
    21,900    Medpolimer1,2   ..................      63,598
                                                  ----------
              MERCHANDISING: 1.2%
     7,000    Gostiny Dvor1,2 ..................      67,557
   235,000    Trade House Gum2   ...............     317,250
 1,120,000    Tsum Jsc Torgovy   ...............     152,320
                                                  ----------
                                                     537,127
                                                  ----------
              METALS: 0.5%
    60,000    Norilsk Nickel2 ..................     123,000
     4,700    Salikamsk Magnesium1,2   .........      86,574
                                                  ----------
                                                     209,574
                                                  ----------
              NATURAL GAS: 1.1%
              COMMON STOCK
    35,000    Gazprom (ADR)   ..................     374,500

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


 NUMBER
   OF                                                              VALUE
 SHARES                           SECURITY                        (NOTE 1)
----------------------------------------------------------------------------
             NATURAL GAS (CONTINUED):
             PREFERRED STOCK
     1,800   Transneft1,2   ....................................  $  108,601
                                                                  ----------
              TOTAL NATURAL GAS   ..............................     483,101
                                                                  ----------
             OIL & GAS HOLDING COMPANIES: 18.5%
             COMMON STOCK
   361,500   Lukoil Holdings of Russia  ........................   3,025,755
    20,125   Lukoil Holdings of Russia (ADR)  ..................     664,125
 7,000,000   Sibneft1,2  .......................................     987,000
 6,550,000   Slavneft1,2 .......................................     281,650
   610,000   Surgutneftegaz (ADR)2   ...........................   2,287,500
                                                                  ----------
                                                                   7,246,030
                                                                  ----------
             PREFERRED STOCK
     5,000   Lukoil Holdings of Russia (ADR)  ..................      35,625
   285,000   Lukoil Holdings of Russia2 ........................   1,054,500
    35,000   Surgutneftegaz (ADR) ..............................     126,000
                                                                  ----------
                                                                   1,216,125
                                                                  ----------
              TOTAL OIL & GAS HOLDING COMPANIES  ...............   8,462,155
                                                                  ----------
             OIL & GAS PRODUCING COMPANIES: 4.7%
             COMMON STOCK
   165,000   Orenburgneft   ....................................      42,900
   290,000   Purneftegaz2   ....................................     217,500
   234,000   Tatneft (ADR)  ....................................   1,798,875
    12,300   Tomskneft2  .......................................       4,305
                                                                  ----------
                                                                   2,063,580
                                                                  ----------
             PREFERRED STOCK
   140,000   Megionneftegaz2   .................................      49,000
    80,000   Purneftegaz2   ....................................      16,000
     4,000   Samaraneftegaz2   .................................         364
     4,000   Udmurtneftegaz1,2 .................................       8,000
                                                                  ----------
                                                                      73,364
                                                                  ----------
              TOTAL OIL & GAS PRODUCING COMPANIES   ............   2,136,944
                                                                  ----------
             OIL DRILLING & SERVICES: 0.5%
   530,000   Komitek Oil Company2 ..............................     224,190
                                                                  ----------
             STEEL & IRON: 0.4%
 1,002,000   Chelyabinsky Trubny Zavod2 ........................      80,160
    17,354   Seversky Tube Works1,2  ...........................      12,148
    46,000   Sinarsky Trubny1,2   ..............................      36,800
 4,450,000   Taganrogaky Metallurgical Plant1,2  ...............      44,500
                                                                  ----------
                                                                     173,608
                                                                  ----------
             TELECOMMUNICATIONS: 18.1%
             COMMON STOCK
   996,900   Bashinformsvyaz1,2   ..............................     697,830
    14,110   Chelyabinskvyazinform2  ...........................     423,300
   250,000   Irkutskelectrosvyaz2 ..............................      75,000
    51,000   Krasnoyarskelectrosvyaz2   ........................      56,100
     9,500   Lensvyaz1   .......................................       9,500
    34,400   Moscow Intercity International Telephone1,2  ......     107,500
       800   Moscow Telephone Systems2  ........................     264,000
   243,890   Murmanskelectrosvyaz2   ...........................     158,529
   501,000   Nizhnovsvyazinform2  ..............................     626,250

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


  NUMBER
    OF                                                    VALUE
  SHARES                      SECURITY                   (NOTE 1)
-------------------------------------------------------------------
              TELECOMMUNICATIONS (CONTINUED):
     20,383   Novosbirskaya Telephone2  ...............  $  203,830
     30,000   Novosibirskelectrosvyaz2  ...............      36,000
    823,000   Rostelecom2   ...........................   1,872,325
     16,500   Samarasvyazinform1  .....................     330,000
     50,000   Smolensksvyazinfrom1,2 ..................      45,450
    600,000   St. Petersburg Telecommunication2  ......     330,000
    160,000   Tyumentelecom2   ........................     192,000
 10,000,000   Uralsvyazinform  ........................     250,000
     10,000   Vimpelcom (ADR)2 ........................     445,000
     80,020   Volgogradelectrosvyaz1 ..................      30,968
     12,000   Yartelecom1,2 ...........................      17,316
                                                         ----------
                                                          6,170,898
                                                         ----------
              PREFERRED STOCK
    650,000   Irkutskelectrosvyaz1,2 ..................     130,000
     95,000   Krasnoyarskelectrosvyaz1,2   ............      95,000
     27,000   Lensvyaz1,2   ...........................      25,326
      1,450   Moscow Telephone Systems2 ...............     239,250
    175,000   Murmanskelectrosvyaz1,2   ...............      21,000
    360,000   Nizhnovsvyazinform1,2  ..................     216,000
     10,000   Novosbirskaya Telephone1,2   ............      40,000
     60,000   Novosibirskelectrosvyaz1,2   ............       6,000
    881,000   Rostelecom ..............................     898,620
      8,300   Samarasvyazinform1  .....................      58,100
    100,000   Smolensksvyazinform1,2 ..................      34,000
    210,000   St. Petersburg Telecommunication2  ......      49,350
    279,099   Tyumentelecom2   ........................     167,459
     33,500   Uraltelecom2  ...........................      83,750
     35,000   Yartelecom1,2 ...........................      25,340
                                                         ----------
                                                          2,089,195
                                                         ----------
               TOTAL TELECOMMUNICATIONS ...............   8,260,093
                                                         ----------
              UTILITIES: 17.8%
              COMMON STOCK
  2,625,000   Bashkirenergo2   ........................     199,500
  1,700,000   Chelyabenergo2   ........................     103,700
    500,000   Komienergo1   ...........................      15,000
 57,500,000   Mosenergo2 ..............................   2,817,500
     30,000   Mosenergo (ADR)2 ........................     142,500
  1,400,000   Samaraenergo  ...........................     280,000
  1,335,000   Sverdlovskenergo2   .....................     206,925
 19,500,000   Unified Energy Systems ..................   2,554,500
     75,000   Unified Energy Systems (GDR)2   .........     984,375
                                                         ----------
                                                          7,304,000
                                                         ----------
              PREFERRED STOCK
    450,000   Chelyabenergo2   ........................      18,900
     77,000   Novosibirskenergo1,2   ..................      88,550
     24,600   Permenergo2   ...........................       7,380
    700,000   Samaraenergo  ...........................      84,000
  1,906,000   Sverdlovskenergo2   .....................      49,556
  9,200,000   Unified Energy Systems2   ...............     556,600
                                                         ----------
                                                            804,986
                                                         ----------
               TOTAL UTILITIES ........................   8,108,986
                                                         ----------

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


 PRINCIPAL                                                                                 VALUE
  AMOUNT                                      SECURITY                                   (NOTE 1)
----------------------------------------------------------------------------------------------------
               TOTAL COMMON & PREFERRED STOCKS
               (cost $126,577,895)   ................................................   $35,086,369
                                                                                        -----------
               GOVERNMENT OBLIGATIONS: 4.3%
   20,000*     GKO (Russian Government Treasury Bill) 0%, due 08/26/98   ............       289,908
  119,010*     GKO (Russian Government Treasury Bill) 0%, due 09/09/98   ............     1,681,162
                                                                                        -----------
               TOTAL GOVERNMENT OBLIGATIONS
               (cost $2,056,619)  ...................................................     1,971,070
                                                                                        -----------
               SHORT-TERM INVESTMENT: 15.3%
               U.S. GOVERNMENT AGENCY OBLIGATION: 15.3%
$7,000,000     Federal Home Loan Bank, 5.4%, due 07/01/98
               (cost $7,000,000)  ...................................................     7,000,000
                                                                                        -----------
               TOTAL INVESTMENTS: 96.5%
               (cost $135,634,514+)(Note 1)..........................................    44,057,439
               Other assets in excess of liabilities: 3.5%   ........................     1,591,352
                                                                                        -----------
               TOTAL NET ASSETS: 100.0%
               (equivalent to $6.99 per share on 6,529,202 shares outstanding) ......   $45,648,791
                                                                                        ===========

* Principal amount represents local currency.
1 Illiquid Security (Note 8).
2 Non-income producing security.
ADR-American Depository Receipt.
GDR-Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $136,065,313.





   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)


ASSETS
Investments, at value (cost $135,634,514) (Note 1) ......................... $ 44,057,439
Cash .......................................................................      660,051
Foreign currency (cost $93) ................................................           92
Receivable for investment securities sold ..................................    1,168,050
Receivable for shares sold .................................................      389,455
Dividends and interest receivable ..........................................       72,033
Deferred organization expense, net (Note 1) ................................       62,378
                                                                             ------------
        Total Assets .......................................................   46,409,498
                                                                             ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ...........................       56,949
Payable for investment securities purchased ................................       17,460
Payable for shares redeemed ................................................      611,065
Accrued expenses ...........................................................       75,233
                                                                             ------------
        Total Liabilities ..................................................      760,707
                                                                             ------------
NET ASSETS: (equivalent to $6.99 per share on
 6,529,202 shares outstanding) (Note 5) .................................... $ 45,648,791
                                                                             ============
NET ASSETS consist of:
Capital stock - authorized 1,000,000,000 shares,
$.001 par value per share .................................................. $      6,529
Additional paid-in capital .................................................  142,307,966
Accumulated deficit ........................................................     (285,468)
Accumulated net realized loss on investments and
 foreign currency transactions .............................................   (4,803,161)
Unrealized depreciation on investments and foreign currency holdings .......  (91,577,075)
                                                                             ------------
        TOTAL NET ASSETS ................................................... $ 45,648,791
                                                                             ============


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)


INVESTMENT INCOME
   Dividends   ......................................................    $    185,312
   Interest .........................................................         726,152
                                                                         ------------
                                                                              911,464
   Less: foreign tax expense  .......................................          22,340
                                                                         ------------
     Total investment income  .......................................                       $    889,124
EXPENSES
   Investment advisory fee (Note 2) .................................         620,919
   Custodian expenses   .............................................         362,341
   Distribution expenses (Note 3)   .................................         231,232
   Transfer agent and shareholder servicing expenses (Note 2)  ......          99,507
   Printing and mailing expenses ....................................          66,978
   Professional fees ................................................          40,217
   Registration fees ................................................          76,028
   Accounting expenses (Note 2)  ....................................          45,586
   Directors' fees and expenses  ....................................          24,281
   Amortization of deferred organization costs (Note 1)  ............          10,692
   Computer processing fees   .......................................           8,078
   Other expenses ...................................................          23,403
                                                                         ------------
     Total expenses  ................................................       1,609,262
     Less: Redemption fee proceeds (Note 4)  ........................         461,849          1,147,413
                                                                         ------------       ------------
     Net investment loss   ..........................................                           (258,289)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 6)
   Net realized loss on:
    Investments   ...................................................      (6,205,410)
    Foreign currency transactions   .................................          (2,358)
                                                                         ------------
     Net realized loss  .............................................                         (6,207,768)
    Net change in unrealized depreciation on investments ............                        (68,477,877)
                                                                                            ------------
     Net realized and unrealized loss  ..............................                        (74,685,645)
                                                                                            ------------
     DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  ..............                       $(74,943,934)
                                                                                            ============


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                    SIX MONTHS
                                                                                       ENDED          YEAR ENDED
                                                                                   JUNE 30, 1998     DECEMBER 31,
                                                                                    (UNAUDITED)          1997
                                                                                   -------------     ------------
Net investment loss ...........................................................    $   (258,289)     $   (110,162)
Net realized gain (loss) from investments and foreign currency
  transactions ................................................................      (6,207,768)       11,101,736
Net change in unrealized depreciation on investments and foreign
  translations ................................................................     (68,477,877)      (24,013,755)
                                                                                   ------------      ------------
  Decrease in net assets resulting from operations ............................     (74,943,934)      (13,022,181)
Distributions to shareholders from net realized gains
  from security transactions ..................................................         --             (9,633,271)
Increase (decrease) in net assets from capital share transactions (Note 5)  ...     (17,280,557)      146,682,278
                                                                                   ------------      ------------
    Net increase (decrease) in net assets .....................................     (92,224,491)      124,026,826
NET ASSETS:
Beginning of period ...........................................................     137,873,282        13,846,456
                                                                                   ------------      ------------
End of period (including accumulated deficit of $285,468
  and $27,179, 1998 and 1997, respectively) ...................................    $ 45,648,791      $137,873,282
                                                                                   ============      ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Troika Dialog Russia Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally, dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight line basis as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at June 30, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1997, reclassifications were made the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT  ADVISORY FEE AND OTHER  TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("TDAM") under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12B-1 fees and operating expenses) to an annual rate of 3.35% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1998.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $103,475 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1998 were $231,232 and are set forth in the statement of operations.

4. REDEMPTION FEE

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed.
Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the six months ended June 30, 1998 were $752,069. The amount available for offset against Fund expenses was $461,849 and is set forth in the statement of operations. Excess fee proceeds of $290,220 were added to the Fund's capital.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

5. CAPITAL STOCK
Transactions in capital stock were as follows:


                                                                Six months ended
                                                                 June 30, 1998                          Year ended
                                                                  (unaudited)                        December 31, 1997
                                                          -----------------------------       -------------------------------
                                                           Shares             Amount            Shares              Amount
                                                          ---------       -------------       ----------       --------------
  Shares sold   ....................................      2,076,592       $  27,888,424       11,666,846       $  250,987,395
  Shares issued on reinvestment of dividends  ......             --                  --          537,246            9,215,535
  Redemption fee proceeds   ........................             --             290,220               --            1,088,338
                                                          ---------       -------------       ----------       --------------
                                                          2,076,592          28,178,644       12,204,092          261,291,268
  Shares redeemed  .................................     (3,426,845)        (45,459,201)      (5,556,760)        (114,608,990)
                                                         ----------       -------------       ----------       --------------
  Net increase (decrease)   ........................     (1,350,253)      $ (17,280,557)       6,647,332       $  146,682,278
                                                         ----------       -------------       ----------       --------------

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities, were $19,268,846 and $16,017,191, respectively. At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,000 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $92,010,874.

7. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks which may not be present in domestic investments or in other developed countries, include:

     MARKET, CONCENTRATION, AND LIQUIDITY RISKS The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

     SETTLEMENT AND CUSTODY RISKS Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

7. INVESTMENT AND CONCENTRATION RISKS (CONTINUED)

documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the client may be forced to remit securities before payment is received.
  FOREIGN CURRENCY AND EXCHANGE RISK The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.
  POLITICAL AND ECONOMIC RISK Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

8. RESTRICTED SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.


                                                               Initial        Average
                                                             Acquisition     Cost Per        Market       Percent of Net
          Security                               Shares          Date          Share          Value           Assets
          --------                            ------------   -------------   -----------   ------------   ---------------
Aeroflot                                            7,700       6/16/97      $ 161.13       $  500,500     1.10%
Alpha Cement                                       38,000       3/25/97         18.20           82,726     0.18
Aviastar                                       32,500,000       6/25/97          0.04           97,500     0.21
Baltika Brewery                                       200       2/25/98        599.00          105,292     0.23
Bashinformsvyaz                                   996,900        6/9/97          1.95          697,830     1.53
Bor Glass                                           2,500        5/8/98         21.50           18,150     0.04
Gorkovsky Auto Plant (Preferred Stock)             10,000        7/2/97         40.70          150,000     0.33
Gostiny Dvor                                        7,000       10/6/97         42.50           67,557     0.14
Irkutskelectrosvyaz (Preferred Stock)             650,000       2/17/97          1.00          130,000     0.28
Komienergo                                        500,000        8/5/97          0.50           15,000     0.03
Krasnoyarskelectrosvyaz (Preferred Stock)          95,000       4/28/97          7.25           95,000     0.21
Krasny Kotelschik                                 850,000       9/23/97          0.38           22,950     0.05
Lensvyaz                                            9,500       2/14/97         48.95            9,500     0.02
Lensvyaz (Preferred Stock)                         27,000       2/14/97         35.38           25,326     0.05
Medpolimer                                         21,900        8/6/97         10.50           63,598     0.14
Moscow Intercity International Telephone           34,400       5/27/97         18.36          107,500     0.24
Murmanskelectrosvyaz (Preferred Stock)            175,000        4/9/97          1.41           21,000     0.05
Nizhnovsvyazinform (Preferred Stock)              360,000      11/20/96          2.35          216,000     0.47
Novosbirskaya Telephone (Preferred Stock)          10,000        8/7/97         40.00           40,000     0.09
Novosbirskelectrosvyaz (Preferred Stock)           60,000       2/27/97          5.75            6,000     0.19
Novosbirskenergo (Preferred Stock)                 77,000       5/30/97          5.59           88,550     0.01
Salikamsk Magnesium                                 4,700       9/30/97         87.19           86,574     0.19
Samarasvyazinform                                  16,500      11/20/96        125.72          330,000     0.72
Samarasvyazinform (Preferred Stock)                 8,300        1/9/97         49.11           58,100     0.13
Samson                                             23,800        7/9/97         50.82           90,440     0.20
Seversky Tube Works                                17,354       3/21/97          3.17           12,148     0.03
Sibneft                                         7,000,000       4/18/97          0.60          987,000     2.16
Sinarsky Trubny                                    46,000        4/9/97         10.63           36,800     0.08
Slavneft                                        6,550,000        5/6/97          0.72          281,650     0.62
Smolensksvyazinform                                50,000       6/20/97          6.40           45,450     0.10
Smolensksvyazinform (Preferred Stock)             100,000        8/6/97          5.00           34,000     0.07
Taganrogaky Metallurgical Plant                 4,450,000       4/24/97          0.22           44,500     0.10
Transneft (Preferred Stock)                         1,800       7/27/97         53.06          108,601     0.24
Udmurtneftegaz (Preferred Stock)                    4,000       1/20/97         57.00            8,000     0.02
Volgogradelectrosviaz                              80,020       4/21/97          3.91           30,968     0.07
Yartelecom                                         12,000       4/14/97          7.77           17,316     0.04
Yartelecom (Preferred Stock)                       35,000       4/14/97          4.26           25,340     0.06
Zvezda                                             50,000       8/21/97         29.90          165,700     0.36
                                                                                            ----------    -----
                                                                                            $4,922,566    10.78%
                                                                                            ==========    =====

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                                                 July 3, 1996
                                                            Six months                         (effective SEC)
                                                               ended          Year ended      registration date)
                                                           June 30, 1998     December 31,      to December 31,
                                                            (unaudited)          1997               1996**
                                                           ---------------   --------------   -------------------
Net asset value, beginning of period  ..................     $   17.50         $  11.24           $   12.12
                                                             ---------         --------           ---------
Income (loss) from investment operations:
 Net investment loss   .................................         (0.04)           (0.01)              (0.05)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions   ..................        (10.47)            7.57               (0.51)
                                                             ---------         --------           ---------
Total income (loss) from investment operations .........        (10.51)            7.56               (0.56)
                                                             ---------         --------           ---------
Less: distributions from net realized gains ............            --            (1.30)              (0.32)
                                                             ---------         --------           ---------
Net asset value, end of period  ........................     $    6.99         $  17.50           $   11.24
                                                             =========         ========           =========
Total return  ..........................................      (84.29)%*          67.50%            ( 9.01)%*
Ratio to average net assets:
 Expenses, before reimbursement or redemption fee
  proceeds .............................................         3.24%*           2.89%               5.07%*
 Expenses, net of reimbursement or redemption fee
  proceeds .............................................         2.31%*           1.85%               2.65%*
 Net investment loss, before reimbursement or redemption
  fee proceeds   .......................................       (1.45)%*        ( 1.14)%            ( 3.69)%*
 Net investment loss   .................................       (0.52)%*        ( 0.11)%            ( 1.27)%*
Portfolio turnover rate   ..............................        39.47%*          66.84%             115.55%*
Average commissions paid on equity security
 transactions*** .......................................            --               --                  --
Net assets, end of period (000's omitted)   ............     $  45,649         $137,873           $  13,846

 * Annualized.

 ** The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlight Table.

 *** The average commission paid on equity security transactions was less than $0.005 per share of securities purchased and sold.

LEXINGTON
TROIKA DIALOG RUSSIA FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


SUB-ADVISER
--------------------------------------------------------------------------------
Troika Dialog Asset Management
4 Romanov Pereulok
Moscow, 103009 Russia


DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



        --------------------------------------------------------
            ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


            TRANSFER AGENT
          ------------------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
            OUTSIDE U.S. (201) 845-7300
         -------------------------------------------------------




--------------------------------------------------------------------------------
(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements
--------------------------------------------------------------------------------
This report has been prepared for the information of the shareholders of Lexington Troika Dialog Russia Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.



                                 ---------------
                                    LEXINGTON
                                 ---------------

                                    [GRAPHIC]
                                    LEXINGTON
                                     TROIKA
                                     DIALOG
                                     RUSSIA
                                   FUND, INC.

                                 ---------------

                      Seeks long-term capital appreciation
                        through investments primarily in
                            the equity securities of
                               Russian Companies.

                                 ---------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998

                               The Lexington Group
                                   of NO LOAD
                              Investment Companies